Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CapStar Reports Fully Diluted EPS of $0.35 and Fully Diluted Operating EPS of $0.36 for 3Q 2019

NASHVILLE, TN, October 24, 2019/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $6.47 million, or $0.35 per share on a fully diluted basis, for the three months ended September 30, 2019, compared to net income of $3.66 million, or $0.28 per share on a fully diluted basis, for the three months ended September 30, 2018.  Operating(1) net income was $6.60 million, or $0.36 per share on a fully diluted basis, for the three months ended September 30, 2019, compared to $4.06 million, or $0.31 per share on a fully diluted basis, for the three months ended September 30, 2018.

“I am pleased with our third quarter results,” said Timothy K. Schools, President and Chief Executive Officer. “We continue to experience strong credit metrics, our mortgage and Tri-Net businesses performed very well, and we are approaching the first anniversary of our acquisition of Athens Federal.  Additionally, our former largest shareholder was able to successfully exit their position, as the life of the fund this investment was held in came to an end, creating increased liquidity for our remaining shareholders.  As we look ahead, we will be working to improve upon our loan production and deposit gathering capabilities as we navigate through a period of increased loan prepayments and net interest margin pressure.”

Soundness

•	Non-performing assets as a percentage of total assets were 0.13% at September 30, 2019 compared to 0.40% at September 30, 2018.
•	Annualized net charge-offs to average loans were -0.01% for the three months ended September 30, 2019 compared to -0.01% for the same period in 2018.
•	The total risk based capital ratio was 13.46% at September 30, 2019 compared to 12.62% at September 30, 2018.

Profitability

Operating measures exclude non-recurring merger-related expenses unrelated to CapStar’s normal operations.

•	Operating annualized return on average assets for the three months ended September 30, 2019 was 1.31% compared to 1.13% for the same period in 2018.
•	Operating annualized return on average tangible equity for the three months ended September 30, 2019 was 11.83% compared to 10.72% for the same period in 2018.
•	Net interest margin for the three months ended September 30, 2019 was 3.66% compared to 3.35% for the same period in 2018.
•	The operating efficiency ratio for the three months ended September 30, 2019 was 64.08% compared to 64.56% for the same period in 2018.

(1) For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

“With the FOMC cutting rates for the first time since 2008, we experienced 2 basis points of net interest margin compression compared to the second quarter,” said Rob Anderson Chief Financial Officer and Chief Administrative Officer of CapStar. “Elevated loan fees helped offset the decline in variable rate loan yields, but yields on newly originated loans remain above our portfolio average.  Further, our deposit costs are down slightly due to rate adjustments made late in the quarter and our associates continue to meet with customers to reset rates lower,” continued Mr. Anderson. “On another positive note, our salesforce was able to grow non-interest bearing deposit accounts by 25.1% on an annualized basis from the second quarter.”

Growth

•	Operating EPS on a fully diluted basis increased 16.1% to $0.36 for the quarter ended September 30, 2019, compared to $0.31 on a fully diluted basis for the same period in 2018.
•	Average gross loans for the quarter ended September 30, 2019 increased 35.1% to $1.45 billion, compared to $1.07 billion for the same period in 2018.
o	Excluding Day 1 loans from Athens, organic average loan growth was 2.9% year-over-year.
•	Average deposits for the quarter ended September 30, 2019 increased 48.6% to $1.70 billion, compared to $1.15 billion for the same period in 2018.
o	Excluding Day 1 deposits from Athens, organic average deposit growth was 17.9% year-over-year.

Dividend

On October 24, 2019, the board of directors of CapStar approved a quarterly dividend of $0.05 per common share that will be paid on November 22, 2019 to shareholders of record of CapStar’s capital stock as of the close of business on November 8, 2019.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 8:30 a.m. Central Time on Friday October 25, 2019.  During the call, management will review the third quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 5171609.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of September 30, 2019, on a consolidated basis, CapStar had total assets of $2.03 billion, gross loans of $1.41 billion, total deposits of $1.73 billion, and shareholders’ equity of $268.08 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, CapStar’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of recently completed and future acquisition, disposition and other growth opportunities, including, without limitation, those relating to a projected increase in liquidity for our shareholders, improvements in our loan production and deposit gathering capabilities, the acceptance by customers of Athens of CapStar’s products and services, the ability of CapStar to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger, the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected and the opportunities to enhance market share in certain markets and market acceptance of CapStar are generally in new markets. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): operating net income, operating diluted net income per share, operating return on average assets, operating return on average tangible equity, tangible book value per share and operating efficiency ratio. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Third Quarter 2019 Earnings Release

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Interest income:
Loans, including fees	$21,005	$14,167	$62,596	$40,197
Securities:
Taxable	1,028	951	3,540	2,775
Tax-exempt	354	248	1,093	784
Federal funds sold	1	17	26	56
Restricted equity securities	183	132	584	389
Interest-bearing deposits in financial institutions	645	267	1,502	679
Total interest income	23,216	15,782	69,341	44,880
Interest expense:
Interest-bearing deposits	2,102	1,146	5,523	2,793
Savings and money market accounts	1,944	1,409	5,445	3,827
Time deposits	1,887	985	5,917	2,468
Federal funds purchased	—	1	4	3
Securities sold under agreements to repurchase	—	—	5	—
Federal Home Loan Bank advances	127	698	1,281	1,813
Total interest expense	6,060	4,239	18,175	10,904
Net interest income	17,156	11,543	51,166	33,976
Provision for loan losses	(125)	481	761	1,328
Net interest income after provision for loan losses	17,281	11,062	50,405	32,648
Noninterest income:
Treasury management and other deposit service charges	788	528	2,399	1,357
Net gain (loss) on sale of securities	—	(1)	(108)	2
Tri-Net fees	847	373	2,511	1,227
Mortgage banking income	2,679	1,634	7,151	4,329
Other noninterest income	2,474	684	6,602	2,157
Total noninterest income	6,788	3,218	18,555	9,072
Noninterest expense:
Salaries and employee benefits	9,229	6,514	26,224	19,111
Data processing and software	1,790	803	5,126	2,411
Professional fees	528	255	1,571	1,074
Occupancy	858	544	2,550	1,600
Equipment	1,012	520	2,890	1,661
Regulatory fees	18	228	564	664
Merger related expenses	187	540	2,491	875
Amortization of intangibles	408	3	1,258	23
Other operating	1,501	663	4,054	2,236
Total noninterest expense	15,531	10,070	46,728	29,655
Income before income taxes	8,538	4,210	22,232	12,065
Income tax expense	2,072	554	5,231	1,702
Net income	$6,466	$3,656	$17,001	$10,363
Per share information:
Basic net income per share of common stock	$0.36	$0.30	$0.96	$0.87
Diluted net income per share of common stock	$0.35	$0.28	$0.91	$0.79
Weighted average shares outstanding:
Basic	17,741,778	12,040,229	17,729,518	11,851,476
Diluted	18,532,479	13,113,775	18,670,280	13,052,758

This information is preliminary and based on company data available at the time of the release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third Quarter 2019 Earnings Release

	Five Quarter Comparison
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Income Statement Data:
Net interest income	$17,156	$17,008	$17,002	$17,716	$11,543
Provision for loan losses	(125)	—	886	1,514	481
Net interest income after provision for loan losses	17,281	17,008	16,116	16,202	11,062
Treasury management and other deposit service charges	788	813	798	793	528
Net gain (loss) on sale of securities	—	(121)	12	1	(1)
Tri-Net fees	847	1,024	641	276	373
Mortgage banking income	2,679	3,087	1,385	1,324	1,634
Other noninterest income	2,474	2,229	1,899	3,993	684
Total noninterest income	6,788	7,032	4,735	6,387	3,218
Salaries and employee benefits	9,229	8,563	8,432	9,475	6,514
Data processing and software	1,790	1,862	1,474	1,424	803
Professional fees	528	501	543	534	255
Occupancy	858	809	883	736	544
Equipment	1,012	1,026	852	810	520
Regulatory fees	18	272	274	364	228
Merger related expenses	187	1,711	594	8,929	540
Amortization of intangibles	408	419	430	442	3
Other operating	1,501	1,307	1,243	1,118	663
Total noninterest expense	15,531	16,470	14,725	23,832	10,070
Net income (loss) before income tax expense	8,538	7,570	6,126	(1,243)	4,210
Income tax (benefit) expense	2,072	1,814	1,346	(535)	554
Net income (loss)	$6,466	$5,756	$4,780	$(708)	$3,656
Weighted average shares - basic	17,741,778	17,663,992	17,783,239	17,509,525	12,040,229
Weighted average shares - diluted	18,532,479	18,650,706	18,830,933	18,716,562	13,113,775
Net income (loss) per share, basic	$0.36	$0.33	$0.27	$(0.04)	$0.30
Net income (loss) per share, diluted	0.35	0.31	0.25	(0.04)	0.28
Balance Sheet Data (at period end):
Cash and cash equivalents	$154,021	$156,085	$120,321	$105,443	$52,589
Securities available-for-sale	203,500	194,957	233,691	243,808	187,469
Securities held-to-maturity	3,319	3,721	3,727	3,734	3,740
Loans held for sale	129,613	89,629	72,870	57,618	50,499
Total loans	1,411,768	1,440,617	1,467,786	1,429,794	1,073,870
Allowance for loan losses	(12,828)	(12,903)	(12,959)	(12,113)	(15,218)
Total assets	2,033,911	2,018,421	2,035,811	1,963,883	1,416,907
Non-interest-bearing deposits	352,266	326,550	312,597	289,552	239,792
Interest-bearing deposits	1,379,497	1,396,220	1,366,205	1,280,456	886,611
Federal Home Loan Bank advances	10,000	10,000	75,000	125,000	125,000
Total liabilities	1,765,829	1,755,757	1,776,060	1,709,504	1,259,397
Shareholders' equity	$268,082	$262,664	$259,751	$254,379	$157,510
Total shares of common stock outstanding	18,343,403	17,561,476	17,765,124	17,724,721	12,125,122
Total shares of preferred stock outstanding	—	878,048	878,048	878,048	878,048
Book value per share of common stock	$14.61	$14.44	$14.11	$13.84	$12.25
Tangible book value per share of common stock*	12.17	11.87	11.55	11.25	11.74
Market value per share of common stock	$16.58	$15.15	$14.44	$14.73	$16.72
Capital ratios:
Total risk based capital	13.46%	13.29%	12.64%	12.84%	12.62%
Tier 1 risk based capital	12.71%	12.53%	11.90%	12.13%	11.49%
Common equity tier 1 capital	12.71%	12.01%	11.40%	11.61%	10.83%
Leverage	11.24%	11.01%	10.97%	11.06%	11.02%

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*This metric is a non-GAAP financial measure.  See below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third Quarter 2019 Earnings Release

	Five Quarter Comparison
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Average Balance Sheet Data:
Cash and cash equivalents	$129,114	$93,523	$83,689	$83,560	$62,787
Investment securities	211,460	228,283	251,631	256,595	196,031
Loans held for sale	101,835	91,585	66,880	52,131	54,701
Loans	1,445,755	1,469,210	1,461,696	1,439,652	1,070,060
Assets	2,005,950	2,004,207	1,988,478	1,940,991	1,421,873
Interest bearing deposits	1,370,988	1,364,211	1,299,205	1,271,602	913,534
Deposits	1,704,873	1,678,240	1,588,317	1,579,250	1,147,274
Federal Home Loan Bank advances	12,174	42,088	117,278	102,304	109,728
Liabilities	1,739,509	1,743,010	1,731,373	1,695,181	1,265,610
Shareholders' equity	266,441	261,197	257,105	245,811	156,264
Performance Ratios:
Annualized return on average assets	1.28%	1.15%	0.97%	(0.14)%	1.02%
Annualized return on average equity	9.63%	8.84%	7.54%	(1.14)%	9.28%
Net interest margin (1)	3.66%	3.68%	3.75%	3.89%	3.35%
Annualized Noninterest income to average assets	1.34%	1.41%	0.97%	1.31%	0.90%
Efficiency ratio	64.87%	68.51%	67.74%	98.88%	68.22%
Loans by Type (at period end):
Commercial and industrial	$382,816	$404,745	$419,941	$404,600	$398,626
Commercial real estate - owner occupied	169,370	173,316	170,558	141,931	117,904
Commercial real estate - non-owner occupied	407,378	421,496	403,443	408,515	286,848
Construction and development	132,222	123,901	162,237	174,670	129,799
Consumer real estate	254,736	255,043	248,943	253,562	112,957
Consumer	29,059	26,704	26,241	25,615	8,274
Other	36,187	35,412	36,423	20,901	19,462
Asset Quality Data:
Allowance for loan losses to total loans	0.91%	0.90%	0.88%	0.85%	1.42%
Allowance for loan losses to non-performing loans	754%	894%	757%	583%	271%
Nonaccrual loans	$1,701	$1,443	$1,712	$2,078	$5,610
Troubled debt restructurings	2,725	1,238	1,255	1,391	1,146
Loans - over 89 days past due and accruing	551	302	-	214	215
Total non-performing loans	1,701	1,443	1,712	2,078	5,610
OREO and repossessed assets	914	914	1,038	988	-
Total non-performing assets	2,615	2,357	2,750	3,066	5,610
Non-performing loans to total loans	0.12%	0.10%	0.12%	0.15%	0.52%
Non-performing assets to total assets	0.13%	0.12%	0.14%	0.16%	0.40%
Non-performing assets to total loans and OREO	0.19%	0.16%	0.19%	0.21%	0.52%
Annualized net charge-offs (recoveries) to average loans	(0.01)%	0.02%	0.01%	1.27%	(0.01)%
Net charge-offs (recoveries)	$(50)	$56	$40	$4,620	$(32)
Interest Rates and Yields:
Loans	5.48%	5.44%	5.49%	5.49%	5.00%
Securities (1)	3.14%	3.22%	3.20%	3.30%	2.85%
Total interest-earning assets (1)	4.95%	5.00%	5.06%	5.02%	4.58%
Deposits	1.38%	1.39%	1.31%	1.12%	1.22%
Borrowings and repurchase agreements	4.12%	3.09%	2.85%	2.76%	2.53%
Total interest-bearing liabilities	1.74%	1.75%	1.71%	1.50%	1.64%
Other Information:
Full-time equivalent employees	290	290	289	286	185

_____________________

This information is preliminary and based on company data available at the time of the release.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Third Quarter 2019 Earnings Release

	For the Three Months Ended September 30,
	2019			2018
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,445,755	$19,955	5.48%	$1,070,060	$13,484	5.00%
Loans held for sale	101,835	1,050	4.09%	54,701	683	4.96%
Securities:
Taxable investment securities (2)	160,528	1,211	3.02%	154,570	1,083	2.80%
Investment securities exempt from federal income tax (3)	50,932	354	3.52%	41,461	248	3.03%
Total securities	211,460	1,565	3.14%	196,031	1,331	2.85%
Cash balances in other banks	110,690	645	2.31%	50,844	267	2.08%
Funds sold	144	1	3.46%	2,475	17	2.73%
Total interest-earning assets	1,869,884	23,216	4.95%	1,374,111	15,782	4.58%
Noninterest-earning assets	136,066			47,762
Total assets	$2,005,950			$1,421,873
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$527,759	2,102	1.58%	$318,586	1,146	1.43%
Savings and money market deposits	494,183	1,944	1.56%	391,107	1,409	1.43%
Time deposits	349,046	1,887	2.14%	203,841	985	1.92%
Total interest-bearing deposits	1,370,988	5,933	1.72%	913,534	3,540	1.54%
Borrowings and repurchase agreements	12,174	127	4.12%	109,891	699	2.53%
Total interest-bearing liabilities	1,383,162	6,060	1.74%	1,023,425	4,239	1.64%
Noninterest-bearing deposits	333,885			233,739
Total funding sources	1,717,047			1,257,164
Noninterest-bearing liabilities	22,462			8,445
Shareholders’ equity	266,441			156,264
Total liabilities and shareholders’ equity	$2,005,950			$1,421,873
Net interest spread (4)			3.21%			2.93%
Net interest income/margin (5)		$17,156	3.66%		$11,543	3.35%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Third Quarter 2019 Earnings Release

	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Operating net income:
Net income (loss)	$6,466	$5,756	$4,780	$(708)	$3,656
Add: merger related expenses	187	1,711	594	8,929	540
Less: income tax impact of merger related expenses	(49)	(447)	(155)	(1,985)	(141)
Operating net income	$6,604	$7,020	$5,219	$6,236	$4,055

Operating diluted net income per share of common stock:
Operating net income	$6,604	$7,020	$5,219	$6,236	$4,055
Weighted average shares - diluted	18,532,479	18,650,706	18,830,933	18,716,562	13,113,775
Operating diluted net income per share of common stock	$0.36	$0.38	$0.28	$0.33	$0.31

Operating annualized return on average assets:
Operating net income	$6,604	$7,020	$5,219	$6,236	$4,055
Average assets	$2,005,950	$2,004,207	$1,988,478	$1,940,991	$1,421,873
Operating annualized return on average assets	1.31%	1.40%	1.06%	1.27%	1.13%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$266,441	$261,197	$257,105	$245,811	$156,264
Less: average intangible assets	(45,050)	(45,456)	(45,890)	(45,687)	(6,220)
Average tangible equity	221,391	215,741	211,215	200,124	150,044
Operating net income	$6,604	$7,020	$5,219	$6,236	$4,055
Operating annualized return on average tangible equity	11.83%	13.05%	10.02%	12.36%	10.72%

Operating efficiency ratio:
Total noninterest expense	$15,531	$16,470	$14,725	$23,832	$10,070
Less: merger related expenses	(187)	(1,711)	(594)	(8,929)	(540)
Total operating noninterest expense	15,344	14,759	14,131	14,903	9,530
Net interest income	17,156	17,008	17,002	17,716	11,543
Total noninterest income	6,788	7,032	4,735	6,387	3,218
Total revenues	$23,944	$24,040	$21,737	$24,103	$14,761
Operating efficiency ratio:	64.08%	61.39%	65.01%	61.83%	64.56%

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Tangible Equity:
Total shareholders' equity	$268,082	$262,664	$259,751	$254,379	$157,510
Less: intangible assets	(44,790)	(45,199)	(45,618)	(46,048)	(6,219)
Tangible equity	$223,292	$217,465	$214,133	$208,331	$151,291

Tangible Common Equity:
Tangible equity	$223,292	$217,465	$214,133	$208,331	$151,291
Less: preferred equity	—	(9,000)	(9,000)	(9,000)	(9,000)
Tangible common equity	$223,292	$208,465	$205,133	$199,331	$142,291

Tangible Book Value per Share of Common Stock:
Tangible common equity	$223,292	$208,465	$205,133	$199,331	$142,291
Total shares of common stock outstanding	18,343,403	17,561,476	17,765,124	17,724,721	12,125,122
Tangible book value per share of common stock	$12.17	$11.87	$11.55	$11.25	$11.74

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Third Quarter 2019 Earnings Release

	Nine Months Ended
	September 30, 2019	September 30, 2018
Operating net income:
Net income	$17,001	$10,363
Add: merger related expenses	2,491	875
Less: income tax impact of merger related expenses	(651)	(229)
Operating net income	$18,841	$11,009

Operating diluted net income per share of common stock:
Operating net income	$18,841	$11,009
Weighted average shares - diluted	18,670,280	13,052,758
Operating diluted net income per share of common stock	$1.01	$0.84

Operating annualized return on average assets:
Operating net income	$18,841	$11,009
Average assets	$1,999,609	$1,390,046
Operating annualized return on average assets	1.26%	1.06%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$261,615	$152,054
Less: average intangible assets	(45,462)	(6,229)
Average tangible equity	216,153	145,825
Operating net income	$18,841	$11,009
Operating annualized return on average tangible equity	11.65%	10.09%

Operating efficiency ratio:
Total noninterest expense	$46,728	$29,655
Less: merger related expenses	(2,491)	(875)
Total operating noninterest expense	44,237	28,780
Net interest income	51,166	33,976
Total noninterest income	18,555	9,072
Total revenues	$69,721	$43,048
Operating efficiency ratio:	63.45%	66.86%